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                                                                    EXHIBIT 99.1

                                AMENDMENTS TO
                   ARTICLES II AND III OF RESTATED BY-LAWS*

AMENDMENTS TO ARTICLE II

     Section 2. Annual Meetings. Annual meetings of stockholders shall be held on the fourth Tuesday of May, if not a legal holiday, and if a legal holiday, then on the next secular day following, at 10:00 a.m., or at such other date and time set by the Board and stated in the notice of the meeting, at which the stockholders shall elect a Board, and transact such other business as may properly be brought before the meeting.

     Nominations of persons for election to the Board and the proposal of
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business to be transacted by the stockholders may be made at an annual meeting
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of stockholders (a) pursuant to the Corporation's notice with respect to such
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meeting, (b) by or at the direction of the Board or (c) by any stockholder of
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record of the Corporation who was a stockholder of record at the time of the
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giving of the notice provided for in the following paragraph, who is entitled
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to vote at the meeting and who has complied with the notice procedures set
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forth in this section.
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     For nominations or other business to be properly brought before an annual
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meeting by a stockholder pursuant to clause (c) of the foregoing paragraph,
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the stockholder must have given timely notice thereof in writing to the
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Secretary of the Corporation, such business must be a proper matter for
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stockholder action under the General Corporation Law of the State of Delaware
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and, if the stockholder, or the beneficial owner on whose behalf any such
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proposal or nomination is made, solicits or participates in the solicitation
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of proxies in support of such proposal or nominees, the stockholder must have
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timely indicated its, or such beneficial owner's, intention to do so as
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provided in subclause (c) (iii) of this paragraph. To be timely, a
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stockholder's notice shall be delivered to the Secretary at the principal
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executive offices of the Corporation not less than 90 days prior to the first
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anniversary of the preceding year's annual meeting of stockholders; provided,
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however, that if the date of the annual meeting is advanced more than 30 days
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prior to, or delayed by more than 60 days after, such anniversary date, notice
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by the stockholder to be timely must be so delivered not later than the close
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of business on the later of the 90th day prior to such annual meeting or the
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10th day following the day on which public announcement of the date of such
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meeting is first made. Such stockholder's notice shall set forth: (i) (a) as
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to each person whom the stockholder proposes to nominate for election or
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reelection as a director, all information relating to such person as would be
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required to be disclosed in solicitations of proxies for the election of such
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nominees as directors pursuant to Regulation 14A under the Securities Exchange
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Act of 1934, as amended (the "Exchange Act"), and such person's written
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consent to serving as a director if elected; (b) as to any other business that
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the stockholder proposes to bring before the meeting, a brief description of
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such business, the reasons for conducting such business at the meeting and any
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material interest in such business of such stockholder and the beneficial
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owner, if any, on whose behalf the proposal is made; and (c) as to the
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stockholder giving the notice and the beneficial owner, if any, on whose
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behalf the nomination or proposal is made, (i) the name and address of such
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stockholder, as they appear on the Corporation's books, and of such beneficial
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owner, (ii) the class and number of shares of the Corporation which are owned
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beneficially and of record by such stockholder and such beneficial owner, and
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(iii) whether either such stockholder or beneficial owner intends to solicit
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or participate in the solicitation of proxies in favor of such proposal or
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nominee(s).
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     Notwithstanding anything in the second sentence of the second paragraph of
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this Section 2 to the contrary, in the event that the number of directors to
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be elected to the Board is increased and there is no public announcement
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naming all of the nominees for director or specifying the size of the
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increased Board made by the Corporation at least 100 days prior to the first
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anniversary of the preceding year's annual meeting, a stockholder's notice
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required by this By-law shall also be considered timely, but only with respect
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to nominees for any new
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*  Underscorings on this Exhibit indicate language added. Brackets on this
   Exhibit indicate language deleted. Unmarked language on this Exhibit indicates existing (unamended) text of the Restated By-Laws.

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positions created by such increase, if it shall be delivered to the Secretary
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at the principal executive offices of the Corporation not later than the close
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of business on the 10th day following the day on which such public
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announcement is first made by the Corporation.
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     Only persons nominated in accordance with the procedures set forth in this
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section shall be eligible to serve as directors and only such business shall
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be conducted at an annual meeting of stockholders as shall have been brought
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before the meeting in accordance with the procedures set forth in this
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section. The chair of the meeting shall have the power and the duty to
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determine whether a nomination or any business proposed to be brought before
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the meeting has been made in accordance with the procedures set forth in these
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By-laws and, if any proposed nomination or business is not in compliance with
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these By-laws to declare that such defective proposed business or nomination
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shall not be presented for stockholder action at the meeting and shall be
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disregarded.
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     For purposes of this Section 2, "public announcement" shall mean disclosure
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in a press release reported by the Dow Jones News Service, Associated Press or
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a comparable national news service or in a document publicly filed by the
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Corporation with the Securities and Exchange Commission pursuant to Section
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13, 14 or 15(d) of the Exchange Act.
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     Notwithstanding the foregoing provisions of this By-law, a stockholder
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shall also comply with all applicable requirements of the Exchange Act and the
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rules and regulations thereunder with respect to matters set forth in this By-
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law. Nothing in this Section 2 shall be deemed to affect any rights of
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stockholders to request inclusion of proposals in the Corporation's proxy
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statement pursuant to Rule 14a-8 under the Exchange Act.
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     The provisions of the second through the seventh paragraphs of this Section
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2 shall apply to any annual meeting of stockholders following the 1997 annual
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meeting.
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     SECTION 3. Special Meetings. Special meetings of stockholders, for any purpose or purposes, unless otherwise prescribed by applicable law or by the Certificate of Incorporation, may be called by the Chairman of the Board (or, if the Board does not appoint a Chairman of the Board, the Chief Executive Officer) and shall be called by the Chairman of the Board (or, if the Board does not appoint a Chairman of the Board, the Chief Executive Officer) or Secretary at the request in writing of a majority of the Board, or if, and only if, the special meeting is to be called for the purpose of removing a member of the Board (a "Director") for cause, at the request in writing of stockholders owning a majority in amount of the entire capital stock of the Corporation issued and outstanding and entitled to vote. Such request shall state the purpose or purposes of the proposed meeting and the business transacted at any such special meeting of stockholders shall be limited to the purposes set forth in the notice. Stockholders may not request the call of a special meeting for any purpose other than as provided herein.

     Only such business shall be conducted at a special meeting of stockholders
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as shall have been brought before the meeting pursuant to the Corporation's
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notice of meeting. Nominations of persons for election to the Board may be
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made at a special meeting of stockholders at which directors are to be
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selected pursuant to the Corporation's notice of meeting (a) by or at the
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direction of the Board or (b) by any stockholder of record of the Corporation
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who is a stockholder of record at the time of giving of notice provided for in
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this paragraph, who shall be entitled to vote at the meeting and who complies
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with the notice procedures set forth in this Section 3. Nominations by
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stockholders of persons for election to the Board may be made at such a
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special meeting of stockholders if the notice that such stockholder would be
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required to give, in the case of a nomination proposed to be made at an annual
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meeting of stockholders, by the third paragraph of Article II, Section 2 of
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these By-laws shall be delivered to the Secretary at the principal executive
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offices of the Corporation not later than the close of business on the later
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of the 90th day prior to such special meeting or the 10th day following the
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day on which public announcement is first made of the date of the special
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meeting and of the nominee(s) proposed by the Board to be elected at such
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meeting.
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                                     . . .

     SECTION 10. [Notice of Stockholder Business.] Notice of Stockholder
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Business at the 1997 Annual Meeting. This Section 10 shall apply to the 1997
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annual meeting of the stockholders of the Corporation; notice of stockholder
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business at all subsequent annual meetings shall be governed by Section 2 of
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Article II of these By-laws (and not this Section 10) and notice of stockholder
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business at all special meetings shall be governed by Section 3 of Article II of
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these By-laws. At an annual meeting of the stockholders, only such business
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shall be conducted as shall have been brought before the meeting (a) by or at the direction of the Board or (b) by any stockholder of the Corporation who complies with the notice procedures set forth in this Section 10. For business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation. To be timely, a stockholder's notice must be delivered to or mailed and received at the principal executive offices of the Corporation, not less than 30 days nor more than 60 days prior to the meeting; provided, however, that in the event that less than 40 days' notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be received not later than the close of business on the 10th day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure was made. A stockholder's notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the annual meeting (a) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (b) the name and address, as they appear on the Corporation's books, of the stockholder proposing such business, (c) the class and number of shares of the Corporation which are beneficially owned by the stockholder and (d) any material interest of the stockholder in such business. Notwithstanding anything in the By-laws to the contrary, no business shall be conducted at an annual meeting except in accordance with the procedures set forth in this Section 10. The Chairman of an annual meeting shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting in accordance with the provisions of this Section 10, and if he should so determine, he shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted.

AMENDMENTS TO ARTICLE III

     SECTION 3. Nominations. Nominations of candidates for election as Directors of the Corporation may be made by the Board or by any stockholder entitled to vote at a meeting at which one or more Directors are to be elected (an
"Election Meeting").

     Nominations made by the Board shall be made at a meeting of the Board or by written consent of Directors in lieu of a meeting, not less than thirty days prior to the date of an Election Meeting. At the request of the Secretary of the Corporation, each proposed nominee shall provide the Corporation with such information concerning himself as is required, under the rules of the Securities and Exchange Commission, to be included in the Corporation's proxy statement soliciting proxies for his election as a Director.

     Not less than thirty days prior to the date of an Election Meeting any stockholder who intends to make a nomination at the Election Meeting shall deliver a notice to the Secretary of the Corporation setting forth (i) the name, age, business address, and residence address of each nominee proposed in such notice, (ii) the principal occupation or employment of each such nominee,
(iii) the number of shares of capital stock of the Corporation which are beneficially owned by each such nominee and (iv) such other information concerning each such nominee as would be required, under the rules of the Securities and Exchange Commission, in a proxy statement soliciting proxies for the election of such nominees. Such notice shall include a signed consent to serve as a Director of the Corporation, if elected, of each such nominee.

     In the event that a person is validly designated as a nominee and shall thereafter become unable or unwilling to stand for election to the Board, the Board or the stockholder who proposed such nominee, as the case may be, may designate a substitute nominee.

     If the chairman of the Election Meeting determines that a nomination was not made in accordance with the foregoing procedures, such nomination shall be void.

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     The provisions of the third through fifth paragraphs of this Section 3
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shall apply to any nominations by stockholders for election as a Director of the
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Corporation at the 1997 annual meeting of stockholders; nominations by
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stockholders for election as a Director of the Corporation at all subsequent
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annual meetings shall be governed by Section 2 of Article II of these By-laws
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(and not this Section 3) and nominations by stockholders for election as a
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Director of the Corporation at all special meetings shall be governed by Section
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3 of Article II of these By-laws (and not this Section 3).
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